SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                 SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934
        Date of Report (Date of earliest event reported): April 24, 2003

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

                      California                                 77-0446957
            (State or other jurisdiction                      (I.R.S. Employer
          of incorporation or organization)                  Identification No.)

                        Commission File Number: 000-23575

       445 Pine Avenue, Goleta, California                          93117
     (Address of principal executive offices)                     (Zip code)

                                : (805) 692-5821
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit :

99.1 Press release dated April 24, 2003, entitled "Community West Bancshares Announces Increase in First Quarter Net Income to $.06 Per Share."

ITEM 9. REGULATION FD DISCLOSURE

Results of Operations and Financial Condition
---------------------------------------------

     In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Conditions," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On April 24, 2003, the Company issued a press release announcing financial results for the quarter ended March 31, 2003, a copy of which is attached as
Exhibit 99.1 to this current Report on Form 8-K.

                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2003             COMMUNITY WEST BANCSHARES

                                 By:/s/Michael A. Alexander
                                    -----------------------

                                    Michael A. Alexander
                                    Chairman of the Board and
                                    Chief Executive Officer